United States

Securities And Exchange Commission

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2015

CAMPUS CREST COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34872	27-2481988
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2100 Rexford Road, Suite 414
Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 496-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 16, 2015, Campus Crest Communities, Inc. (the “Company”) issued a press release announcing its results of operations for the three months ended March 31, 2015. A copy of such press release is furnished as Exhibit 99.1 to this current report. A copy of the Company’s First Quarter 2015 Supplemental Analyst Package referenced in such press release is furnished as Exhibit 99.2 to this current report.

The information contained in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release, dated July 16, 2015, issued by Campus Crest Communities, Inc., providing the results of operations for the three months ended March 31, 2015
99.2	Campus Crest Communities, Inc. First Quarter 2015 Supplemental Analyst Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

	By:	/s/ Scott R. Rochon
Scott R. Rochon
Chief Accounting Officer

Dated: July 16, 2015

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated July 16, 2015, issued by Campus Crest Communities, Inc., providing the results of operations for the three months ended March 31, 2015
99.2	Campus Crest Communities, Inc. First Quarter 2015 Supplemental Analyst Package